SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                December 19, 1996


                       THE BANK OF NEW YORK COMPANY, INC.
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    NEW YORK
                                    --------
                 (State or Other Jurisdiction of Incorporation)


                  1-6152                         13-2614959
                  ------                         ----------
         (Commission File Number)               (IRS Employer
                                                 Identification No.)


         48 Wall Street, New York, NY              10286
         ----------------------------              -----
            (Address of Principal                (Zip Code)
             Executive Offices)


                                 (212) 495-1784
                                 --------------
                         (Registrant's telephone number,
                              including area code)


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Item 5.   Other Events

          On December 27, 1996, BNY Capital I, a Delaware statutory business trust (the "Trust"), issued 300,000 of its 7.97% Capital Securities, Series B (the "Capital Securities"), which represent beneficial interests in the Trust, in a public offering registered under the Securities Act of 1933, as amended (Registration statement No. 333- 15951). The sole asset of the Trust is $309,279,000 in aggregate principal amount of the 7.97% Junior Subordinated Deferrable Interest Debentures, Series B, of the Registrant. In addition, the Registrant has guaranteed the obligations of the Trust under the Capital Securities.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits


Exhibit
Number    Description

1. Pricing Agreement, dated as of December 19, 1996 among The Bank of New York Company, Inc., BNY Capital I and Merrill Lynch, Pierce, Fenner & Smith Incorporated as Representative of The Underwriters named in Schedule I thereto with Underwriting Agreement Standard Provisions (December 1996) incorporated therein by reference.

4.1       Certificate Representing the 7.97% Junior Subordinated
          Deferrable Interest Debentures, Series B, of The Bank of New York Company, Inc.

4.2       Form of Certificate Representing the 7.97% Capital
          Securities, Series B of BNY Capital I.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE BANK OF NEW YORK COMPANY, INC.
                                                          (Registrant)



Date: December 31, 1996  By:/s/ Robert E. Keilman
                            ----------------------
                            Name: Robert E. Keilman
                            Title: Comptroller (Principal Accounting Officer)

                                  EXHIBIT INDEX
                                 ---------------


Exhibit No.    Description

    1          Pricing Agreement, dated as of December 19,
               1996 among The Bank of New York Company,
               Inc., BNY Capital I and Merrill Lynch,
               Pierce, Fenner & Smith Incorporated as
               Representative of The Underwriters named in
               Schedule I thereto with Underwriting
               Agreement Standard Provisions (December
               1996) incorporated therein by reference.


    4.1        Certificate Representing the 7.97% Junior
               Subordinated Deferrable Interest Debentures,
               Series B, of The Bank of New York Company, Inc.

    4.2        Form of Certificate Representing the 7.97%
               Capital Securities, Series B of BNY Capital I.